UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008 (April 21, 2008)

TRIMBLE NAVIGATION LIMITED

(Exact name of registrant as specified in its charter)

California	001-14845	94-2802191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 Stewart Drive Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 21, 2008, the Board of Directors of Trimble Navigation Limited (“Trimble”) amended Trimble’s Annual Management Incentive Plan (“MIP”) to modify the target payout ranges to be 10% to 100% of base annual salary for each MIP participant. The Board of Directors established a 100% target for Trimble’s Chief Executive Officer.

ITEM 9.01	Financial Statements and Exhibits.

Ex. 10.1	Trimble Navigation Limited Annual Management Incentive Plan Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TRIMBLE NAVIGATION LIMITED

By:	/s/ Irwin Kwatek
Name:	Irwin Kwatek
Title:	Vice President
Date:	April 23, 2008

EXHIBIT INDEX

Exhibit Number Description

Exhibit No.	Description

10.1	Trimble Navigation Limited Annual Management Incentive Plan Description